Exhibit 10.7

NOTE
$1,200,000.00
September 30, 2009

FOR VALUE RECEIVED, the undersigned promises to pay to the order of GEOFFREY C. WEBER, as Trustee of the Pak-It Members’ Trust (hereinafter referred to as "Lender"), the One Million Two Hundred Thousand ($1,200,000.00) Dollars, with interest after date at the rate of ten percent (10.0%) per annum on or before December 29, 2009. Interest shall be computed on the basis of the actual number of days elapsed over an assumed 360-day year.

Default in making any payment will mature the entire obligation at the option of the Lender, without notice or demand.  In the event payments shall not be made promptly when due, and if, at the option of the Lender, late payments are accepted and they are more than ten (10) days late, the undersigned agrees to pay the Lender a late charge of five percent (5.00%) of each such unpaid installment.  Waiver of any default and acceptance of late payment together with late charges due thereon, if applicable, shall not operate as a waiver of any other default or of the same default on a future occasion.

Prepayment Premium.  This note may be pre-paid in whole or in part at any time without penalty.

If the Lender shall deem itself insecure or, upon the happening of any of the following events, the Lender, at its option, forthwith accelerate maturity and the unpaid balance shall immediately become due and payable after the giving of ten day (10) written notice during which time the undersigned may cure any monetary default and a twenty (20) day written notice as to any other obligation of the undersigned arising hereunder or in connection with any other loan document during which time the undersigned may cure any such default:  (1) Default in payment or performance of any obligation of any of the undersigned to the Lender; (2) if any of the undersigned or any guarantor hereof shall become insolvent, make a general assignment for the benefit of creditors, or if any insolvency proceeding be instituted against any of them; (3) a receiver is appointed, or a writ or order of attachment or garnishment is issued against any of the assets or income of any of them; or (4) the undersigned or any guarantor shall allow a judgment or money decree against them.

A default under this note shall be and constitute a default under any and all other notes or other obligations and any instrument of security therefore in which the undersigned is liable and of which Lender is the holder.  Lender is hereby granted a lien upon and a security interest in all property of the undersigned now or at any time in the possession of Lender in any capacity, including but not limited to any balance or share of any deposit, trust or agency account as security for the payment hereof, and Lender is authorized to apply, on or after maturity (whether by acceleration or otherwise), to the payment of this note any such funds or property, in such order of application as Lender may elect, without advance notice.  Any installment of principal or interest not paid when due shall bear interest from the due date at the highest contract rate of interest permitted to be charged under the laws of the State of Florida, not to exceed eighteen (18.0%) percent per annum (said rate referred to as the Default Rate).

Now, should it become necessary to collect this note through an attorney, any of us, whether maker, surety, or endorser on this note, hereby agrees to pay all costs of collection, including a reasonable attorneys' fee, and including any attorneys' fees incurred by any appeal.

THE UNDERSIGNED, JOINTLY AND SEVERALLY, DO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THE UNDERSIGNED MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTION BY ANY PARTY PERTAINING TO THIS NOTE.

The undersigned severally waive presentment for payment, protest and notice of protest and non-payment of this note.

This note is binding upon the undersigned, its successors and assigns.

310 Holdings, Inc.

By: /s/ John Bordynuik
Name: John Bordynuik
Title: Chief Executive Officer